COMMON

NUMBER

AG

COMMON

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

ARRIS

ARRIS GROUP, INC.

A DELAWARE CORPORATION

CUSIP 04270V 10 6

THIS CERTIFIES that

is the registered owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK ($0.01 PAR VALUE) OF

ARRIS GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

SECRETARY

ARRIS GROUP, INC. CORPORATE SEAL DELAWARE

PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

ARRIS GROUP, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with the right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________________
(State)

Additional abbreviations may also be used though not in the above list.

TRANSFER FORM

Complete this form only when transferring to another person.

For value received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ____

____

PLEASE TYPEWRITE NAME AND ADDRESS

____

____

____ Shares

represented by the within certificate and do hereby irrevocably constitute and appoint ____________________

____

attorney to transfer the said same on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ____________________

X ______________________________
SIGNATURE(S)

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.